Exhibit 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of LCA-Vision Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 10-K for the year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2007	/s/ Steven C. Straus	Name: Steven C. Straus

Title: Chief Executive Officer

Dated: February 27, 2007	/s/ Alan H. Buckey	Name: Alan H. Buckey

Title: Executive Vice President/Finance and Chief Financial Officer

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